AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VARIABLE SEPARATE ACCOUNT
               Supplement to the Variable Annuity Prospectuses:
           POLARIS CHOICE II DATED JANUARY 2, 2013, AS SUPPLEMENTED POLARIS CHOICE III DATED JANUARY 2, 2013, AS SUPPLEMENTED POLARIS PLATINUM II DATED JANUARY 2, 2013, AS SUPPLEMENTED


     The purpose of this supplement is to notify owners of the variable annuity contracts listed above (the "Contracts") of the expected liquidation of the Sterling Capital Strategic Allocation Equity Variable Insurance Fund (the "Portfolio"). On February 21, 2013, Sterling Capital Management LLC recommended and the Board of Trustees of the Sterling Capital Variable Insurance Funds (the "Trust") approved the liquidation of the Portfolio.

     The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about April 26, 2013 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds will be transferred into the subaccount supported by the Cash Management Portfolio, a series of SunAmerica Series Trust ("SAST") in Class 3 shares.

     Please note that American General Life Insurance Company (the "Life Company") must receive instructions from you to transfer your Contract value out of the Portfolio prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Cash Management Portfolio. Existing instructions or instructions received after Market Close on the Liquidation Date for transfers, dollar cost averaging or automatic rebalancing out of the Portfolio (as applicable) will be automatically directed to the Cash Management Portfolio. You may give us instructions to transfer your account value to another investment option by completing the enclosed Sterling Capital Strategic Allocation Equity VIF Transfer Request Form or you can call our Service Center at the telephone number below.
Please refer to your fund prospectus for information regarding the investment options. Additional fund prospectus copies can be obtained by contacting our Service Center at the telephone number below.

     Neither our automatic transfer of the liquidated proceeds to the Cash Management Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Cash Management Portfolio within 60 days after the liquidation, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

     Should you have any questions, you may contact our Service Center at 1-800-445-7862.


              Please keep this supplement with your prospectus



Dated: March 1, 2013







                                                                    R3865IN3.9